SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549


                                   FORM 8 - K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



   Date of Report: February 25, 1998
   (Date of earliest event reported)



                            WPS Resources Corporation
             (Exact name of registrant as specified in its charter)



                                 Wisconsin
                 (State or other jurisdiction of incorporation)



             1-11337                                      39-1775292
    (Commission File Number)               (IRS Employer Identification No.)


       700 North Adams Street, P.O. Box 19001, Green Bay, WI    54307-9001
             (Address of principal executive offices)          (Zip Code)


       Registrant's telephone number, including area code: (920) 433-1466


                                Not Applicable
          (Former name or former address, if changed since last report)

                                Page 1 of 4 Pages

                         Index to Exhibits is on Page 4

   ITEM 5.   Other Events.

             On February 25, 1998, the Registrant filed with the Securities and Exchange Commission an Application on Form U-1 under the Public Utility Holding Company Act of 1935, as amended, for an order authorizing the Registrant's acquisition of all of the issued and outstanding common stock of Upper Peninsula Power Company pursuant to the Plan and Agreement of Merger between the Registrant and Upper Peninsula Energy Corporation ("UPEN"). The Registrant filed as exhibits to the Form U-1 unaudited pro forma combined balance sheets and statements of income of the Registrant and UPEN as of December 31, 1997, copies of which are filed herewith.

   ITEM 7.   Financial Statements and Exhibits.

             (c)  Exhibits.

                  99-1 Unaudited Pro Forma Combined Balance Sheet and
                       Statements of Income as of December 31, 1997 and Notes

                                   SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      WPS RESOURCES CORPORATION



                                      By:   /s/ Patrick D. Schrickel
                                           Patrick D. Schrickel
                                           Executive Vice President


   Date:     February 25, 1998

                            WPS RESOURCES CORPORATION

                                    FORM 8-K


                                  EXHIBIT INDEX

   Exhibit                                                               Page

   99-1      Unaudited Pro Forma Combined Balance Sheet and
             Statements of Income as of December 31, 1997 and Notes